UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021 (April 6, 2021)

LUDUSON G INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55930	82-3184409
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17/F, 80 Gloucester Road Wanchai, Hong Kong
(Address of principal executive offices)
+852 2818 7199
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	LDSN	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

As of April 6, 2021, Luduson G Inc., a Delaware corporation (“we” or “us”), entered into an Investment Agreement with Strattner Alternative Credit Fund LP, a Delaware limited partnership (“Investor”), pursuant to which the Investor agreed to invest up to Five Million Dollars ($5,000,000) in accordance with the terms and conditions of that certain Investment Agreement, dated as of April 6, 2021, by and between us and the Investor (the “Investment Agreement”). During the Open Period, the Company shall be entitled to put to the Investor, and the Investor shall be obligated to purchase, such number of shares of the Company’s common stock and at such price as are determined in accordance with the Investment Agreement. The Open Period means the period beginning on and including the trading day immediately following the Effective Date and ending on the earlier to occur of the termination of the Investment Agreement or the date that is 36 months after the Effective Date. The Effective Date means the date on which the Securities and Exchange Commission (SEC) declares effective under the Securities Act of 1933, as amended, the registration statement covering the securities issued pursuant to the Investment Agreement.

In connection with the Investment Agreement, the parties also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to register with the SEC the common stock issuable under the Investment Agreement, among other securities. We agreed to use our best efforts to file such registration statement with the SEC within 90 days of April 6, 2021.

The foregoing descriptions of the Investment Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the Investment Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

10.1	Investment Agreement, dated April 6, 2021, by and between Luduson G, Inc. and Strattner Alternative Credit Fund LP
10.2	Registration Rights Agreement, dated April 6, 2021, by and between Luduson G Inc., and Strattner Alternative Credit Fund LP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luduson G Inc.
Dated: May 26, 2021

	By:	/s/ Ka Leung Wong
Ka Leung Wong
Chief Executive Officer

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